SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

October 28, 2002

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events.

On October 28, 2002, The Gap, Inc. (the “Company”) issued a press release announcing that the Board of Directors elected Paul S. Pressler, President and Chief Executive Officer, to serve as a director of the Company. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

99.1	Press Release dated October 28, 2002

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

By:	/s/ ANNE B. GUST
Anne B. Gust Executive Vice President and Chief Administrative Officer

Date: October 28, 2002

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2002

4